THIRD AMENDED AND RESTATED

                              REVOLVING CREDIT NOTE

$15,000,000                                                   New York, New York
                                                            As of April 21, 2000

          This Third Amended and Restated Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Amendment No. 2 to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of April 21, 2000 (as amended, restated, supplemented or modified from time to time, the "Amendment" and together with the Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 22, 1999 as amended, restated, supplemented or modified from time to time, the "Loan Agreement") by and among SPAR GROUP, INC., a Delaware corporation with an office at 580 White Plains Road, Tarrytown, New York 10591, SPAR MARKETING FORCE, INC., a Nevada corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SMF"), SPAR, INC., a Nevada corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SPAR") SPAR/BURGOYNE RETAIL SERVICES, INC., an Ohio corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SBRS"), SPAR INCENTIVE MARKETING, INC., a Delaware corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SIM"), SPAR TRADEMARKS, INC., a Nevada corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("STI"), SPAR PERFORMANCE GROUP, INC. (f/k/a SPAR MCI Performance Group, Inc.), a Delaware corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SMCI"), SPAR MARKETING, INC., a Delaware corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SMIDE"), SPAR MARKETING, INC., a Nevada corporation with an office at 1757 Northfield Drive, Rochester Hills, Michigan 48309 ("SMINV"), SPAR ACQUISITION, INC., a Nevada corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("SAI"), PIA MERCHANDISING CO., INC., a California corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("PIA"), PACIFIC INDOOR DISPLAY CO., INC., a California corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("Pacific"), PIVOTAL SALES COMPANY, a California corporation with an office at 580 White Plains Road, Tarrytown, New York 10591 ("Pivotal") (SMF, SPAR, SBRS, SIM, STI, SMCI, SMIDE, SMINV, SAI, PIA, Pacific and Pivotal, each a "Borrower" and jointly and severally, the "Borrowers") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings as provided in the Loan Agreement.

          FOR VALUE RECEIVED, Borrowers hereby jointly and severally promise to pay to the order of Lender, at its offices located at One State Street, New York, New York 10004 or at such other place as Lender may from time to time designate to Borrowing Agent in writing:

          (i) the principal sum of FIFTEEN MILLION AND 00/100 DOLLARS ($15,000,000) or, if different, such amount of Revolving Advances as may be due and owing under the Loan Agreement, payable in full on the last day of the Term, subject to acceleration upon the occurrence of an Event of Default or earlier termination of the Loan Agreement; and

          (ii) interest on the principal amount of this Note from time to time outstanding, payable at the Revolving Interest Rate in accordance with the provisions of the

Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate. In no event, however, shall interest exceed the maximum interest rate permitted by law.

          This Note is the Revolving Credit Note referred to in the Loan Agreement and is secured by the liens granted pursuant to the Loan Agreement and the Ancillary Agreements, is entitled to the benefits of the Loan Agreement and the Ancillary Agreements and is subject to all of the agreements, terms and conditions therein contained.

          This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

          If an Event of Default under Section 19(ix) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the Ancillary Agreements, which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

          This Note amends and restates in its entirety and is given in substitution for (but not in satisfaction of) that certain Second Amended and Restated Revolving Credit Note dated as of September 2, 1999 executed by Borrowers in favor of IBJ Whitehall Business Credit Corporation.

          This Note is being delivered in the State of New York, and shall be construed and enforced in accordance with the laws of such State.


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

          Each Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Loan Agreement.

                                   SPAR GROUP, INC.
                                   PIA MERCHANDISING CO., INC.
                                   PACIFIC INDOOR DISPLAY CO., INC.
                                   PIVOTAL SALES COMPANY


                                   By:
                                      ------------------------------------------
                                      Name:  James H. Ross
                                      Title:  Treasurer of each of the foregoing
                                                  entities

                                   SPAR MARKETING FORCE, INC.
                                   SPAR, INC.
                                   SPAR/BURGOYNE RETAIL SERVICES,
                                     INC.
                                   SPAR INCENTIVE MARKETING, INC.
                                   SPAR TRADEMARKS, INC.
                                   SPAR PERFORMANCE GROUP, INC.
                                   SPAR MARKETING, INC. (DE)
                                   SPAR MARKETING, INC. (NV)
                                   SPAR ACQUISITION, INC.


                                   By:
                                      ------------------------------------------
                                      Name:  James H. Ross
                                      Title:  Chief Financial Officer of each
                                                  of the foregoing entities


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

STATE OF NEW YORK       )
                        :ss.:
COUNTY OF ___________   )

          On the ___ day of __________, 2002, before me personally came _____________, to me known, who being by me duly sworn, did depose and say that he is the Treasurer of SPAR GROUP, INC., PIA MERCHANDISING CO., INC., PACIFIC INDOOR DISPLAY CO., INC. and PIVOTAL SALES COMPANY and the Chief Financial Officer of SPAR MARKETING FORCE, INC., SPAR, INC., SPAR/BURGOYNE RETAIL SERVICES, INC., SPAR INCENTIVE MARKETING, INC., SPAR TRADEMARKS, INC., SPAR PERFORMANCE GROUP, INC., SPAR MARKETING, INC. (DE), SPAR MARKETING, INC. (NV), and SPAR ACQUISITION, INC., the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of each such corporation


                                                 -------------------------------
                                                          Notary Public